UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2007

Openwave Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16073 (Commission File Number)	94-3219054 (I.R.S. Employer Identification No.)

2100 Seaport Boulevard Redwood City, CA (Address of principal executive offices)	94063 (Zip Code)

Registrant's telephone number, including area code: (650) 480-8000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                Entry into a Material Definitive Agreement.

On November 11, 2007, Openwave Systems Inc. (the "Company") and Openwave Systems Holdings (France), SAS, an indirect wholly-owned subsidiary of the Company, entered into a binding offer letter (the "Letter") with Microsoft Corporation ("Microsoft") pursuant to which Microsoft offered to purchase all outstanding shares of Musiwave, S.A. ("Musiwave") subject to receipt of an opinion of Musiwave's works council as contemplated by French law.

Pursuant to the Letter, the parties entered into a Stock Purchase Agreement on November 15, 2007 (the "Agreement") for the purchase of Musiwave by Microsoft.  Under the terms of the Agreement, Microsoft will purchase all outstanding shares of Musiwave for $46 million in cash (the "Purchase Price") subject to an adjustment for changes in working capital.  In addition to the Purchase Price, Microsoft will assume Musiwave's debt obligations to the Company.  As of September 30, 2007, Musiwave had a net debt of approximately $4 million.  Approximately, $4.6 million of the Purchase Price shall be paid into an escrow account that shall be available to indemnify Microsoft for breaches of the Agreement.  The consummation of the transaction is subject to specified customary closing conditions, including regulatory approvals.

The foregoing descriptions of the Letter and the Agreement do not purport to be complete and are qualified in their entirety by reference to Letter and the Agreement, which are attached as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference into this Item 1.01.  A copy of the related press release issued by the Company on November 15, 2007 announcing the execution of the Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
2.1	Letter to Openwave Systems Holdings (France), SAS and the Company from Microsoft, dated November 11, 2007.
2.2	Stock Purchase Agreement by and between Openwave Systems Holdings (France), SAS, Musiwave, the Company and Microsoft, dated November 15, 2007.
99.1	Press Release, dated November 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPENWAVE SYSTEMS INC.

By: /s/ Jeffrey K. Li
Name: Jeffrey K. Li
Title: Vice-President and Deputy General Counsel
Date: November 16, 2007

EXHIBIT INDEX

Exhibit Number	Description
2.1	Letter to Openwave Systems Holdings (France), SAS and the Company from Microsoft, dated November 11, 2007.
2.2	Stock Purchase Agreement by and between Openwave Systems Holdings (France), SAS, Musiwave, the Company and Microsoft, dated November 15, 2007.
99.1	Press Release, dated November 15, 2007.